EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Quantum Ventures, Inc., (the "Company"), on Form 10-K for the period ended June 30, 2011 as filed with theSecuritiesand Exchange Commission on the date hereof (the "Report"), each oftheundersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 28, 2011	By:	/s/ Andrew Godfrey
Andrew Godfrey
Chief Executive Officer
Chief Financial Officer